Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMAG Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward Myles, Senior Vice President of Finance, Chief Financial Officer, Treasurer and Chief Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward Myles
Edward Myles
Senior Vice President of Finance, Chief Financial Officer and Treasurer
(Principal Financial Officer)

May 5, 2016